UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 25, 2015, Dollar General Corporation (the “Company”) announced the appointment of John W. Garratt, as Interim Chief Financial Officer effective July 1, 2015. In this role, Mr. Garratt will serve as the Company’s interim principal financial officer and interim principal accounting officer. A copy of the news release is attached as Exhibit 99.

Mr. Garratt, 46, joined the Company in October 2014 as Senior Vice President, Finance & Strategy. Prior to joining the Company, Mr. Garratt held various positions of increasing responsibility with Yum! Brands, Inc., one of the world’s largest restaurant companies, between May 2004 and October 2014, holding leadership positions in corporate strategy and financial planning. He served as Vice President, Finance and Division Controller for the KFC division and earlier for the Pizza Hut division and for Yum Restaurants International between October 2013 and October 2014. He also served as the Senior Director, Yum Corporate Strategy, from March 2010 to October 2013, reporting directly to the corporate Chief Financial Officer and leading corporate strategy as well as driving key cross-divisional initiatives. Mr. Garratt served in various other financial positions at Yum from May 2004 to March 2010. He served as Plant Controller for Alcoa Inc. between April 2002 and May 2004, and held various financial management positions at General Electric from March 1999 to April 2002. He began his career in May 1990 at Alcoa, where he served for approximately 9 years.

There are no arrangements or understandings between Mr. Garratt and any other person pursuant to which he was selected as Interim Chief Financial Officer, nor are there any family relationships between Mr. Garratt and any of the Company’s directors or executive officers. No new compensatory arrangements were entered into with Mr. Garratt in connection with his appointment as Interim Chief Financial Officer. Mr. Garratt has no material interests in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2015	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release dated June 25, 2015 regarding appointment of John W. Garratt as Interim Chief Financial Officer

3